                                                                    EXHIBIT 10.6

                                    SOFTBANK
                            MASTER SERVICE AGREEMENT

================================================================================
                                 CONFIDENTIAL
================================================================================

This Master Service Agreement is made this 1st day of October, 1998, between BuyComp, L.L.C., a California Corporation, with offices located at 21 Brookline, Aliso Viejo, California 92656 (hereinafter referred to as "CLIENT") and Upgrade Corporation of America d/b/a SOFTBANK Services Group, a Delaware Corporation, with offices located at 699 Hertel Avenue, Buffalo, New York 14207-2398 (hereinafter referred to as "SOFTBANK").

                                    Recitals

     WHEREAS, CLIENT has developed and owns or acquired all rights to a list of the registered or prospective users of its products; and

     WHEREAS, CLIENT intends to market and sell its product or services to its registered or prospective user base; and supporting such a user base; and

     WHEREAS, SOFTBANK has certain experience and capabilities in handling the tasks involved in selling to and supporting such a user base; and

     WHEREAS, CLIENT wishes to obtain the benefit of such experience and capabilities by utilizing certain services of SOFTBANK in CLIENT's marketing effort to sell it product or services; and

     WHEREAS, SOFTBANK agrees to supply CLIENT with the services of its staff to perform the services described in this Agreement and CLIENT agrees to use such services of SOFTBANK's staff for such purposes;

     NOW, THEREFORE, in consideration of the covenants derived hereunder the parties agree as follows:

1.   SOFTBANK Scope of Services
     --------------------------
     SOFTBANK agrees to use its best efforts to provide one or more of the following services, as mutually agreed upon and further set forth in the Service Fee & Responsibilities Attachment and detailed Specifications Form prepared by SOFTBANK at the direction of CLIENT.

2.   SOFTBANK Responsibilities
     -------------------------
     SOFTBANK will provide to CLIENT its services in a good and workmanlike manner and as set forth in the Service Fee & Responsibilities Attachment.

3.   CLIENT Responsibilities
     -----------------------
     In order for SOFTBANK to fulfill its obligations under this Agreement, it is necessary that CLIENT fully cooperate and assist SOFTBANK in SOFTBANK's performance of its obligations under this Agreement. Therefore, CLIENT agrees to perform in a timely fashion as applicable, its responsibilities set forth in the Service Fee & Responsibilities Attachment.

     In the event CLIENT fails to perform its Client Responsibilities in a timely manner and such failure causes SOFTBANK to incur additional cost, CLIENT shall reimburse SOFTBANK for such additional costs, provided they are reasonable and documented by SOFTBANK and provided there has been notice by SOFTBANK of a failure that will cause such costs to incurred.

4.   Dedicated Representatives
     -------------------------
     SOFTBANK shall appoint one qualified staff member ("SOFTBANK Account Service Representative"), who will (i) have authority to act for SOFTBANK and to make binding decisions with respect to this Agreement, unless otherwise limited herein; (ii) submit material and information requests to CLIENT; (iii) provide access to SOFTBANK's staff to answer questions; and (iv) provide schedules and plans to CLIENT for CLIENT's review and/or approval.

                          CONFIDENTIAL & PROPRIETARY

     CLIENT shall appoint one qualified staff member ("CLIENT Account Service Representative"), who will (i) have authority to act for CLIENT and to make binding decisions with respect to this Agreement; (ii) to execute any Addendums, Attachments or documents incorporated as a part of this Agreement on behalf of CLIENT; (iii) review promptly information supplied by SOFTBANK; (iv) provided and assume responsibilities for accuracy of CLIENT's information and data required by this Agreement; and (v) provide access to CLIENT staff to answer questions, and provide training to SOFTBANK.

5.   CLIENT Product/Literature
     -------------------------

                     (This section intentionally removed.)

6.   Confidentiality
     ---------------
     Both parties acknowledge that each party will be disclosing to the other confidential and proprietary information relating to their past, present and future activities, products services, customer lists, customer profiles, business plans, business practices and other information designated as confidential ("Confidential Information"). The Confidential Information may be disclosed orally or in writing, and all information, unless otherwise indicated, shall be deemed to be confidential and proprietary. Confidential Information, however, does not include information that: (i) is now or subsequently becomes generally available to the public through no fault or breach on the part of recipient; (ii) recipient can demonstrate to have had Confidential Information rightfully in its possession prior to disclosure; (iii) is independently developed by recipient without the use of any Confidential Information; or (iv) is information intended to be shared with CLIENT's customers or other third party; or (v) recipient rightfully obtains from a third party who has the right to transfer or disclose it.

     Both parties agree to hold the Confidential Information confidential and will not disclose it, and will prevent dissemination to any person who is not an employee of CLIENT or SOFTBANK without the prior written consent of the other party.

     SOFTBANK acknowledges that it has all employees enter into an agreement whereby they agree not to disclose or use the Confidential Information.

     SOFTBANK agrees that as a result of SOFTBANK's performance of the services, SOFTBANK enhances or improves the CLIENT's customer lists, such enhancements or improvements will be the property of CLIENT.

     All Confidential Information remains the property of the disclosing party and no license or other rights in the Confidential Information are granted hereby. Further, both parties agree to return all Confidential Information regardless of the media in which it is stored, including, but not limited to, records release to either party for marketing and distribution services, immediately upon either party's written request and in the case of termination or expiration of this Agreement, within thirty (30) days of such event.

     Both parties acknowledge that unauthorized disclosure or us of Confidential Information could cause irreparable harm and significant injury which may be difficult to ascertain. Accordingly, both parties agree that the aggrieved party will have the right to seek immediate injunctive relief from breaches of this Agreement, in addition to any other rights and remedies it may have.

7.   Proprietary Rights
     ------------------
     SOFTBANK shall be the sole and exclusive owner of any technology and works of authorship created by SOFTBANK and any modifications or derivative works that are created by SOFTBANK in connection with its performance of this Agreement. CLIENT acquires no right to use, transfer, assign, license or otherwise exploit in any manner any portion thereof for any purpose whatsoever, unless CLIENT shall have first negotiated and obtained on terms acceptable to SOFTBANK and CLIENT an agreement stating otherwise to be incorporated herein.

8.   Warranty Disclaimers
     --------------------
     THIS IS A SERVICE AGREEMENT, THEREFORE EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS OR EITHER PARTY'S WORK OR PRODUCT FOR ANY PARTICULAR PURPOSE.

                          CONFIDENTIAL & PROPRIETARY

     THE END-USER WILL RECEIVE THE BENEFITS AND WARRANTIES CONTAINED IN THE CLIENT SOFTWARE LICENSE AGREEMENT THAT ACCOMPANIES EACH AND EVERY COPY OF THE PRODUCT.

9.   Limitation on Liability
     -----------------------
     NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY, OR TO ANY THIRD PARTY, FOR ANY CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) INCURRED BY EITHER PARTY AS A RESULT OF ANY BREACH BY EITHER PARTY ARISING FROM OR RELATED TO THIS AGREEMENT, EXCEPT AS PROVIDED IN
SECTION 10 (INDEMNIFICATIONS) HEREOF. UNDER NO CIRCUMSTANCES SHALL SOFTBANK BE LIABLE FOR ANY LOSSES INCURRED BY CLIENT ATTRIBUTABLE TO ANY ELECTRONIC DATA TRANSFERS BY SOFTBANK.

10.  Indemnifications
     ----------------
     Notwithstanding any of the following, CLIENT will not be liable to indemnify SOFTBANK under the terms of any provision to the extent SOFTBANK's liability is in any way the result of SOFTBANK's error.

          a) CLIENT shall indemnify and hold SOFTBANK harmless from any demands, claims or suits from third parties for damages or expenses, including attorney's fees, arising out of the use or sale of CLIENT's products or SOFTBANK's use of CLIENT provided resources or information including, but not limited to, suits or proceedings, based upon (i) a claim of infringement or wrongful use of any patent, copyright, trade secret or other right of any third party; or (ii) a claim of product defect or failure to conform to published specification; or (iii) SOFTBANK's authorized use of CLIENT's Confidential Information, in SOFTBANK's performance of this Agreement as provided herein; or
(iv) a claim of an unfair or deceptive act and practice of the CLIENT; or (v) any acts, which do not comply with applicable State or Federal law and were performed by SOFTBANK at the direction of the CLIENT.

 (Section (b) below applies only when SOFTBANK will collect or compute sales or us tax.)

                     (This section intentionally removed.)

  (Section (c) below applies only when CLIENT has agreed to have SOFTBANK ship product internationally from the United States.)

                     (This section intentionally removed.)

 Section (d) below applies only when CLIENT has agreed to have SOFTBANK process payments and/or fulfill order.)

                     (This section intentionally removed.)

     In the event of a claim for indemnification arising out of the terms of or services provided under this Agreement, each party to this Agreement agrees to allow the other to audit applicable direct or indirect evidence in their possession that may be probative in determining the validity of the claim.

11.  Remittance Processing
     ---------------------
   (This section applies only when CLIENT has agreed to have SOFTBANK process payments and provide fulfillment services.)

                     (This section intentionally removed.)

12.  SOFTBANK Fees
     -------------
     CLIENT agrees to SOFTBANK for the performance of it services in accordance with the Service Fee & Responsibilities Attachment.

                          CONFIDENTIAL & PROPRIETARY

     Within [***] from the end of each calendar month, SOFTBANK will submit an
             ---
invoice to CLIENT for such services. SOFTBANK reserves the right to adjust monthly invoicing to weekly invoicing upon notification to CLIENT. SOFTBANK invoices to CLIENT are payable within [***] of receipt. All SOFTBANK invoices
                                       ---
are immediately due and payable upon termination of this Agreement.

     SOFTBANK reserves the right, without further notice, to assess a [***]
                                                                       ---
finance charge ([***] per annum) on any unpaid balances not paid within thirty
                 ---
(30) days. In the event of a dispute between CLIENT and SOFTBANK concerning fees, CLIENT agrees to make payment on the balance of fees that are not in dispute in accordance with other terms of this section. If CLIENT does not pay its invoice in full, reasonable justification for the unpaid amounts must be presented to SOFTBANK within ten (10) days from the date that the invoice amount is due or the CLIENT shall be deemed in default for non-payment. CLIENT must provide a reasonable justification for any invoice disputes on previously paid invoices within one hundred twenty (120) days from the date of invoice or shall waive it right to dispute the fees.

     All amounts payable to SOFTBANK by CLIENT or to CLIENT by SOFTBANK shall be in United States currency, unless otherwise specifically provided in accordance with this Agreement.

     Set-up Fees and deposits must be paid prior to SOFTBANK's services being provided. [***], as set forth in the Service Fee & Responsibilities Attachment,
            ---
[***].   Deposits may be applied towards any outstanding amounts due and owing
 ---
and are refundable upon payment of all outstanding invoices.

13.  Commencement of Services
     ------------------------
     SOFTBANK will use its best efforts to provide services to CLIENT at the earliest possible date or by the start date set forth in the Specifications Form. It is understood by the parties that if SOFTBANK assigns CLIENT a toll free number, toll number, P.O. box or fax number prior to the commencement of SOFTBANK services (for use in mailers, ads or other announcements) such numbers will only be activated upon SOFTBANK's receipt of a fully executed contract and applicable set-up fees and deposits.

14.  Modifications
     -------------
     Definitions: "Material Change" is defined as any addition or alteration of the terms of this Agreement that
                   (i) alters the original intent of the parties as expressed in this Agreement; or
                   (ii)   is inconsistent with any provision or this Agreement;
                   or
                   (iii)  adds services or fees not included in this Agreement;
                   or
                   (iv) alters services or fees included in this Agreement. "Non-Material Change" is defined as a change that
                   (i) initiates or curtails services and appropriate fees as included in this Agreement; or
                   (ii)   affects product additions or deletions; or
                   (iii) affects product price, weight, shipping and handling or product release date to SOFTBANK; or
                   (iv) other change which does not constitute a material change as defined above.

     Modification: A material change shall be executed in writing and signed by a duly authorized representative of each party. A non-material change shall be agreed to by the CLIENT's Account Representative. Such Representative will have the authority and will execute a Specifications Form or Set-Up Billing Form.
Any of the above executed documents shall be incorporated as part of this Agreement and shall be binding upon both parties. Any changes will be implemented as per CLIENT's request, upon SOFTBANK's receipt of an executed addendum or appropriate form and at a time mutually agree upon by both parties.

15.  Term of Agreement
     -----------------
     The term of this Agreement shall be for four (4) years from the date of this Agreement. At such time the parties shall have the opportunity to renew and /or renegotiate this Agreement. However, [***], but no more frequently than
                                               ---
once in any twelve (12) month period by giving written notice of the intent to [***]. At the time of
 ---

__________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                          CONFIDENTIAL & PROPRIETARY
such negotiations SOFTBANK guarantees that it will offer [***] offered to other
                                                          ---
SOFTBANK clients that maintain programs/campaigns of like volume and similar service metrics to those of CLIENT. If the parties cannot agree upon [***] of
                                                                      ---
notification, either party may terminate this Agreement in accordance with the default remedy (a), set forth below. If no new Agreement is made, this Agreement shall remain in force and renew on an annual basis thereafter.

     Notwithstanding the above, either party by written notice can terminate this Agreement as follows:

a) for default if such party has previously given written notice including a detailed description of the default by the other party and the other party has not cured such default within sixty (60) days of receipt of written notice; or

b) for default due to non-payment of fees under this Agreement, ten (10) days after written notice is provided to recipient; or

c) without cause on thirty (30) days written notice of termination subject to the following:

     If either this Agreement or a new campaign/program is terminated by [***]:
                                                                          ---

                  (i)  the highest [***] forecast during the [***] preceding the
                                    ---                       ---
                  termination date of the Agreement or campaign/program; or

                  (ii) [***] during the [***] preceding the termination of this
                        ---              ---
                  Agreement or campaign/program.

     The remedies provided above in Section (c) are intended to reimburse SOFTBANK for its investment in people and equipment relating to this Agreement, plus all SOFTBANK Fees earned prior to the termination date. CLIENT acknowledges that the actual amount of SOFTBANK's investment would be difficult to calculate and agrees that such calculation shall not be required. In the event of default, the parties shall have all remedies provided in this Agreement or otherwise available under law.

     Upon termination, each party shall return any Confidential Information of the other party. Upon request and at the direction of the CLIENT, SOFTBANK agrees to transfer toll free number phone lines accordingly, provided that all amounts due SOFTBANK are paid and CLIENT has met all obligations pursuant to this Agreement.

16.  General Provisions
     ------------------
        a) CLIENT grants SOFTBANK permission to install CLIENT's product on SOFTBANK's internal network for SOFTBANK internal purposes only, including training.

        b) CLIENT acknowledges that SOFTBANK will retain a copy of the customer order database as support for all transactions processed by SOFTBANK. CLIENT agrees to cooperate and comply with any applicable laws or regulations which otherwise require SOFTBANK to retain copies of CLIENT's records and to cooperate and provide access to any documentation which may be requested of SOFTBANK by governmental authorities.

        c) SOFTBANK reserves the right to pass on any unanticipated price increases from its suppliers that directly affect the pricing of this Agreement and are effective during the term of this Agreement. This includes, but is not limited to, freight, telephone, credit card fees and postal rates. Said price increases shall be effective upon implementation of the price change by the supplier.

        d) CLIENT agrees that for quality control purposes SOFTBANK, at its sole discretion, may contact CLIENT's customers previously serviced by SOFTBANK to gather statistical information relating to customer satisfaction and SOFTBANK's performance under this Agreement. Such contact may include

_________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                          CONFIDENTIAL & PROPRIETARY
a variety of methods including, but not limited to, telephone, postal and email surveys, in box questionnaires and focus groups.

       e) This Agreement is not intended to create any relationship other than CLIENT as consignor and SOFTBANK as consignee of the product covered by this Agreement and SOFTBANK as independent contractor performing services covered by this Agreement. Neither party is a partner or legal representative of the other for any purpose whatsoever. It is understood between the parties that SOFTBANK is not authorized to make any contract, agreement or warranty on behalf of the CLIENT.

       f) This Agreement contains the entire agreement between the parties with the exception of the Attachments, Addendums or forms provided for in this Agreement, which are incorporated herein. This Agreement shall supersede all prior agreements and understandings between the parties with respect to the subject matter hereof. To the extent that any provision contained in any other document incorporated as part of this Agreement is inconsistent or conflicts with this Agreement, the provisions of this Agreement shall control. This Agreement may be amended only in writing signed by both parties or as otherwise provided for in this Agreement.

       g) Both parties agree to comply with all federal, state, local laws and regulations that are applicable to the services to be provided herein.

       h) This Agreement shall be governed by the laws of the State of New York and the venue shall be Buffalo, New York.

       i) Failure of either party to exercise it rights under this Agreement shall not be construed as a waiver thereof and shall not prevent said party from thereafter enforcing strict compliance with any of the terms thereof.

       j) Any notice which may be or is required to be given under this Agreement shall be written. Any written notices shall be sent by registered mail or certified mail, postage prepaid, return receipt requested or by other prepaid delivery method which is traceable. A fax notice does not constitute receipt of written notice and must be followed by written notice. All such notices shall be deemed to have been given when received and properly addressed as set forth below. Either party may change its address by giving notice to the other party pursuant to this Section.

     All notices must be sent to:

SOFTBANK:                                            CLIENT:
     Upgrade Corporations of America                     BuyComp, LLC
     d/b/a SOFTBANK Services Group                       21 Brookline
     699 Hertel Avenue                                   Aliso Viejo, CA 92656
     Buffalo, New York 14207                             Attn: Brent Rusick
     Attention: President                                V.P. Sales & Operations
     Fax Number (716) 871-6668
     cc: Contract Administrator

       k) Neither party shall be liable for a failure or delay in the performance of any of its obligations under this Agreement, except obligations for the payment of money, if such delay or failure is caused by circumstances beyond the reasonable control of the party affected. Strikes and other labor difficulties which are not capable of being terminated on terms acceptable to the party affected shall not be considered circumstances within the control of such party.

       l) No Assignment of this Agreement shall release CLIENT or change CLIENT's primary responsibility to make payments under this Agreement. Upon occurrence of any default under this Agreement, SOFTBANK may proceed directly against CLIENT without the necessity of exhausting any remedies against any assignee.

                          CONFIDENTIAL & PROPRIETARY

       m) The terms and conditions of Sections 5, 6, 7, 8, 10, 12, 15 and 16(b)(d)(h) will survive any termination or expiration of this Agreement.


Acceptance:

BuyCorp.

By:     _________________________________________  Date _______________________

Name & Title:    Brent Rusick, VP Sales & Operations

Acceptance:

Upgrade Corporation of America d/b/a SOFTBANK Services Group:

By:     _________________________________________  Date _______________________

Name & Title:     Gary M. Crosby, Executive Vice President and CFO

                           CONFIDENTIAL & PROPRIETARY

                                   SOFTBANK
                           MASTER SERVICE AGREEMENT
                   SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                                BUYCOMP, L.L.C.

                 Fees Effective upon Commencement of Services
   All services performed by SOFTBANK shall be rendered in accordance with the fees defined herein:

Service/SOFTBANK Responsibilities                   SOFTBANK Fee                              CLIENT Responsibilities
- ------------------------------------------------------------------------------------------------------------------------------------
A.  Set-Up Fees & Deposits
                                                    Payable Upon Execution of Contract
          Set-Up Fee                                Quoted based on specific needs and
                                                    set forth in the [***]
                                                                      ---
(30000)   Deposits (Refundable upon termination     WAIVED
          of the contract, provided outstanding
          invoices have been paid.)

B.  Campaign/Program Management:

(20400)   Monthly Campaign/Program Management fee   $[***] per month                          Provide campaign or program specific
                                                      ---
                                                    To be reviewed by the parties quarterly   information as requested by the
                                                    and adjusted as required and mutually     SOFTBANK Account Service
                                                    agreed upon to meet program needs.        Representative and as requested in
                                                                                              the Specifications Form.

                                                                                              Participate in development of
                                                                                              Telemarketing Call Guides, providing
                                                                                              information including but not limited
                                                                                              to:
                                                                                                 Product capabilities & technical
                                                                                                 requirements
                                                                                                 Marketing research questions (if
                                                                                                 required)
                                                                                                 Sales and technical objections
                                                                                                 Help desk issues
                                                                                                 "End of Call" coding

_____________________

[***] Confidential treatment has been requested for the bracketed portions.  The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                           CONFIDENTIAL & PROPRIETARY

C.  Inbound Service:

     Customer Care                                  (Note: SOFTBANK does not accept
                                                    purchase orders, check orders or tax
                                                    exempt orders via telephone.)

(  )      Inbound service - (Monday-Friday,         [***]                                     Provide customer service and pre-sales
                                                     ---
          7:00 am - 10:00 pm ET)                                                              information necessary associates
                                                                                              working on CLIENT's behalf.
                                                    Upon attainment of an average agent
            Includes questions concerning order     count of [***] SOFTBANK will provide      CLIENT must provide SOFTBANK with a
                                                              ---
            entry, shipment returns, refunds,       a one time credit to CLIENT of [***]      ninety (90) day rolling forecast to
                                                                                    ---
            inventory levels, customer inquiries    that may be applied prospectively         be submitted to SOFTBANK on the
            and call back, add new records,         toward future invoices at the rate        CLIENT Forecast Form, attached hereto.
            database edits, marketing/demographic   of [***] so long as the average
                                                        ---
            surveys, after call work (ACW) when     monthly agent count for the month
            applicable                              to which the credit is being
                                                    applied is at or above the rate of
                                                    [***] seats.
                                                     ---

                                                    A "seat" equates to [***] agent minutes
                                                                         ---
                                                    per month.

(25950)     Minimum Quarterly Volume Commitment     01/01/99 - 03/31/99  [***] seat minimum   In the event CLIENT's actual volume
                                                                          ---
                                                    04/01/99 - 06/30/99  [***] seat minimum   does not meet the minimum forecasted
                                                                          ---
                                                    07/01/99 - 09/30/99  [***] seat minimum   volume commitments. CLIENT is
                                                                          ---
                                                    10/01/99 - 12/31/99  [***] seat minimum   responsible for payment of fees as set
                                                                          ---
                                                    01/01/00 - 09/30/02  [***] seat minimum   forth under the "SOFTBANK Fee" column.
                                                                          ---
                                                                                              CLIENT shall make monthly payments
                                                    A "seat" equates to [***] agent minutes   based on the foregoing commitments
                                                                         ---
                                                    per month, or [***] agent minutes per     and said payments shall be reflected
                                                                   ---
                                                    quarter.                                  in CLIENT's invoice.

                                                    Dividing a quarter's actual inbound agent
                                                    minutes by [***] will determine whether
                                                                ---
                                                    the minimum quarterly volume commitment
                                                    has been met.

                                                    If the minimum quarterly volume commitment
                                                    minutes [***] exceed actual billed agent
                                                             ---
                                                    minutes for the quarter, CLIENT shall be
                                                    obligated for the shortfall minutes,
                                                    and will be billed the difference at the
                                                    prevailing per minute rate for inbound
                                                    service.

(3310)    Electronic E-Mail Support                 [***]                                     CLIENT must provide documentation,
                                                     ---
                                                    (pricing subject to review and            support specialist education, agent
                                                    re-negotiation after thirty (30) days     certification requirement, web page
                                                    of operation.)                            access and design requirements for web
                                                                                              page if applicable, and provide all
                                                                                              other information necessary to
                                                                                              complete electronic support
                                                                                              specifications, as needed.

_____________________

[***] Confidential treatment has been requested for the bracketed portions.  The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                           CONFIDENTIAL & PROPRIETARY

D.  IVR (Interactive Voice Response) Services:

      Inbound call fee:                                        PER CAMPAIGN                  Provide first draft of script.
                                                               ------------

(3300)    Call Routing                             Minutes per Month    Fee per Minute      Provide sign-off for script and call-
                                                   -----------------    --------------
                                                                                            flow in timely manner before SOFTBANK
                                                                                            begins to program.
(3230)    Automated Technical Tips                 [***]                [***]
                                                    ---                  ---
          Automated Dealer Locator                                                          Provide Closed and Holiday Schedule.
(3210)    Automated Order Inquiry                  [***]
                                                    ---
(3210)    Automated Registration                   + phone charges (See Telecommunications) If applicable:
(3328)    Tel-Address(SM) (CLIENT                                                           .  Provide first draft of "tech tips"
          provided Database)                                                                   (Q&As) and symptom based logic in
                                                                                                script format.
                                                                                            .  Provide dealer database in
                                                                                               acceptable SOFTBANK format that
                                                                                               includes telephone numbers with area
                                                                                               codes (no Toll Free numbers).
                                                                                            .  Provide Business Rules for how
                                                                                               dealers will be found.
                                                                                            .  Provide campaign or program
                                                                                               specific information including, but
                                                                                               not limited to: Production
                                                                                               description, customer pricing
                                                                                               information, survey data, acceptable
                                                                                               payment options and applicable
                                                                                               customer S&H charges.
                                                                                            .  Provide registered or prospective
                                                                                               user database (with unique numeric
                                                                                               identifier), on acceptable media and
                                                                                               in an applicable format readable by
                                                                                               SOFTBANK.

(?)       Custom voice talent                      (Quote based on specific needs)

E.  Telecommunications

(9311)    T-1 Voice Interface Set-Up               [***]                                    CLIENT is responsible for operational
                                                    ---
                                                                                            ability to interface with [***]
                                                                                                                       ---
                                                                                            located at SOFTBANK's facility.
          T-1 Voice maintenance fee

          Telecom Maintenance Fee
                                                   (Notwithstanding Section 16(k) of the
                                                   Agreement, CLIENT shall be required to
                                                   reimburse SOFTBANK [***] per agent hour
                                                                       ---
                                                   in the event CLIENT provided telephone
                                                   lines are rendered inoperable, regardless
                                                   of the cause.)
          Inbound switched access for
          CLIENT T1 overflow.                     $[***]
                                                    ---
                                                  (includes access fee & taxes)
(8100)    Additional Toll Free lines
          (if applicable)                          $[***]
                                                     ---

_____________________

[***] Confidential treatment has been requested for the bracketed portions.  The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                           CONFIDENTIAL & PROPRIETARY

                (beyond three (3) on sales programs and/or one (1) on automated technology or technical support programs)

            Phone charges:  (if applicable)
(9001)          Toll Free inbound - SOFTBANK lines                    Carrier rates
                                                                      (includes line/access charges + taxes)

(N/A)       Toll inbound                                              CUSTOMER pays toll charges
(9210)      Toll outbound calls and call backs                        Carrier rates
                                                                      (includes toll charges + taxes)
F.  Administrative:
(19500)     Custom reporting/additional data imports/specialized      $[***]
            data transfers                                              ---
                                                                      billed in [***] increments,
                                                                                 ---
                                                                      1 hour minimum

                                                                      + fee transfer, if applicable

(19510)     Campaign/program modifications beyond initial             $[***]
            set-up (e.g. CLIENT requested changes or additions,         ---
            call guide updates, telecommunications programming,       billed in [***] minute increments,
            prompt changes, custom fax cover pages (CLIENT                       ---
            to supply artwork), additional fax documents, etc.)       1 hour minimum



(14510)     Training (includes client/product training provided                           Provide training to SOFTBANK Associates or
            by CLIENT or by SOFTBANK and includes agent and/or                            appropriate training information or
            trainer time)                                                                 documentation covering specifics of the
                                                                                          product and details of the campaign/
                Training                                              $[***]              program for SOFTBANK to provide
                                                                        ---
                Overtime training                                     $[***]              training to its employees.
                                                                        ---
                                                                                          Provide additional training as needed on
                                                                                          an ongoing basis to support any additions
                                                                                          or modifications to existing programs.
                                                                                          All related training expenses, such as
                                                                                          travel, shall be the responsibility of
                                                                                          the CLIENT.
G.  End of Campaign/Program:

(19495)     Reporting/analysis                                        (Quote based on specific needs)

(20230)     Data transfer                                             (Quote based on specific needs)

______________________________

[***] Confidential treatment has been requested for the bracketed portions. The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                          CONFIDENTIAL & PROPRIETARY

*Pricing negotiable on a quarterly basis during the first year of online services.

                          CONFIDENTIAL & PROPRIETARY

                              CLIENT FORECAST FORM
                              --------------------

CLIENT must provide SOFTBANK with a ninety (90) day rolling forecast to be submitted to SOFTBANK on this CLIENT Forecast Form. In the event SOFTBANK does not receive an ongoing forecast, it shall be entitled to rely upon the previous forecast for ongoing personnel planning.

          Client ID Number:                                     Client Name:          BuyComp, L.L.C.
                            ------------------------                                 -----------------------------
          Campaign Number:                                      Campaign Start Date:
                            -------------------------                                -----------------------------

          --------------------------------------------------------------------------------------------------------
                                           90 DAY FORECAST
                                                1st Period              2nd Period            3rd Period
                                                 (Period must be equivalent to a billing/reporting period.)
                                            ----------------------------------------------------------------------
               Forecast Period Date
          --------------------------------------------------------------------------------------------------------
          Inbound               Talk Minutes
                                            ----------------------------------------------------------------------
                                 ACW Minutes
          --------------------------------------------------------------------------------------------------------
          Outbound               Agent Hours
          --------------------------------------------------------------------------------------------------------
          MFRP                   Mail Orders
                                            ----------------------------------------------------------------------
                                  Fax Orders
          --------------------------------------------------------------------------------------------------------
          ETS                          Cases
          --------------------------------------------------------------------------------------------------------

The foregoing is the undersigned's forecast of volume under the services agreement between CLIENT and SOFTBANK Services Group.


SOFTBANK Services Group                                                  BuyComp, L.L.C.
- -----------------------------------------------------------              -------------------------------------------------
Signature                                                                Signature

- -----------------------------------------------------------              -------------------------------------------------
Signator's Printer Name                                                  Signator's Printer Name

General Manager
- -----------------------------------------------------------              -------------------------------------------------
Signator's Title                                                         Signator's Title

- -----------------------------------------------------------              -------------------------------------------------
Date                                                                     Date


                          CONFIDENTIAL & PROPRIETARY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                          CONFIDENTIAL & PROPRIETARY